[WARBURG PINCUS FUNDS LOGO]      [CREDIT SUISSE LOGO]   [ASSET MANAGEMENT LOGO]

                                     ANNUAL
                                     REPORT
                                October 31, 1999

                     WARBURG PINCUS INSTITUTIONAL FUND, INC.

                  o VALUE PORTFOLIO
                  o SMALL COMPANY VALUE PORTFOLIO
                  o SMALL COMPANY GROWTH PORTFOLIO
                  o POST-VENTURE CAPITAL PORTFOLIO


More complete information about the Fund and the Portfolios, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, 466 Lexington Avenue, New York, NY 10017. Telephone: 800-927-2874. Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

From time to time, the Portfolios' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the Portfolios' management are as of the date of the letters and holdings described in this document are as of October 31, 1999; these views and holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("CSAM LLC") or any affiliate, are not FDIC insured and are not guaranteed by CSAM LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Warburg Pincus Institutional Fund -- Value Portfolio
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999
Dear Shareholder:

     For the 12 months ended October 31, 1999, Warburg Pincus Institutional Fund -- Value Portfolio had a return of 16.82%, vs. a return of 25.65% for the S&P 500 Index. Note: Effective December 31, 1999, Scott T. Lewis will join Stacy Dutton as Co-Portfolio Manager of the Portfolio. Brian S. Posner, will no longer serve as Co-Portfolio Manager.

Manager Commentary

     The U.S. stock market saw impressive performance for the 12 months, with almost all major equity indexes advancing significantly. A positive tone was set early on. Most of the world's central banks lowered interest rates late in 1998, stabilizing global financial markets and placing the global economy on surer footing. This encouraged investors to embrace risk, a sentiment that benefited stocks generally and growth stocks (especially aggressive-growth stocks) in particular. Stocks were, however, highly, and increasingly, volatile. The market was also subjected to some dramatic shifts in investor sentiment with respect to "style." For example, economically-sensitive stocks had a strong surge in April, but then surrendered market leadership to growth stocks, partly on worries that rising interest rates could hamper economic growth.

     Against this backdrop, the Portfolio had positive performance, yet trailed its benchmark. Hindering the Portfolio's relative return was the market's ultimate preference for growth stocks for the 12 months. That notwithstanding, we believe our efforts to identify undervalued stocks stand to generate attractive longer-term returns in both absolute and relative terms.

     We made few noteworthy changes to the Portfolio during the period in terms of sector emphasis, remaining broadly diversified. We did, however, increase our exposure to certain economically-sensitive industries, based on our view that the global economy will, in fact, continue to grow, if not accelerate. We significantly increased our exposure to the banking area, reflecting our favorable view of the group's valuations, combined with these companies' improving fundamentals. We added a number of bank stocks, focusing on regional companies whose loan portfolios include commercial as well as residential loans.

     We also raised our weighting in the energy sector. Our noteworthy moves here included adding to our position in integrated multinational oil companies, focusing on those that stand to realize significant cost savings over time. In the oil-services area, our exposure at the end of period consisted of two drilling companies that we believe have good longer-term prospects.

Warburg Pincus Institutional Fund -- Value Portfolio
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

In general, fundamentals here are beginning to improve after 18 months of very difficult operating conditions.

     Other notable sector weightings for the Portfolio continued to include capital equipment, a weighting we raised during the period, focusing on companies with the potential for improving cash flows. We also had a significant weighting in the retail sector, where companies are generally benefiting from ongoing improvements in inventory management and where stocks are, on the whole, reasonably priced.

     We modestly lowered our exposure to technology companies during the period, eliminating a few positions based on valuation considerations. Elsewhere, we remained underweighted in the health-care and pharmaceutical sectors, though we added a few drug stocks late in the period, and may increase our overall exposure to heath care further during the next few months. Health-care stocks have struggled over the past year, hampered by regulatory uncertainties, and we believe potentially lucrative investment opportunities exist in specific stocks. Our approach to the group will remain highly selective.

     Looking out over 2000, we see grounds for optimism regarding stocks -- notwithstanding the potential for significant market volatility -- with projected growth in the U.S. and abroad auguring well for earnings generally. We have a particularly favorable outlook on the prospects for "cyclical" stocks, given an improving global economic climate and these stocks' relatively attractive valuations. (Not dissimilar to market conditions seen in March of this year, stocks of companies that tend to be more sensitive to economic growth have become quite compelling over the past few months.) In addition, increased market volatility since the middle of this year has provided -- and is likely to continue to provide -- selected buying opportunities in companies across a number of industries. Set within this environment, we will continue to strive to identify stocks with solid longer-term prospects while attempting to limit overall portfolio volatility.

Brian S. Posner                                             Stacy Dutton
Co-Portfolio Manager                                        Co-Portfolio Manager

Warburg Pincus Institutional Fund -- Value Portfolio
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

                          Growth of $10,000 Invested in
           Warburg Pincus Institutional Fund, Inc. -- Value Portfolio
                     since Inception as of October 31, 1999

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- Value Portfolio (the "Portfolio") from June 30, 1997 (inception) to October 31, 1999, compared to the S&P 500 Index ("S&P")* for the same time period. Past performance does not predict futue results

                                [GRAPHIC OMITTED]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

           Portfolio         S&P
           ---------       -------
Jun-97      10000          10000
Jul-97      10790          10794.7
Aug-97      10560.2        10191
Sep-97      11090.3        10748.3
Oct-97      10640          10390.4
Nov-97      10910.3        10870.4
Dec-97      11192.9        11057.4
Jan-98      11273.5        11179.5
Feb-98      12033.3        11984.6
Mar-98      12519.4        12598.3
Apr-98      12640.9        12725.1
May-98      12600.4        12506.8
Jun-98      12721.4        13014.9
Jul-98      12386.8        12876.7
Aug-98      10584.5        11015.2
Sep-98      10908.4        11720.9
Oct-98      11678.5        12674.2
Nov-98      12377.4        13442.3
Dec-98      12730.9        14216.4
Jan-99      12833.4        14810.6
Feb-99      12515.9        14350.5
Mar-99      12628.5        14924.5
Apr-99      14113.6        15502.4
May-99      14287.8        15136.4
Jun-99      14748.7        15976.4
Jul-99      14226.6        15477.7
Aug-99      13950.6        15399.8
Sep-99      13561.4        14977.7
Oct-99      13642.8        15925.5


                                                                              Portfolio
                                                                              ---------
1 Year Total Return (9/30/98 to 9/30/99) ................................       24.31%
Average Annual Total Return Since Inception (6/30/97 to 9/30/99) ........       14.47%



------------

* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

Warburg Pincus Institutional Fund -- Small Company Value Portfolio
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999
Dear Shareholder:

     For the 12 months ended October 31, 1999, Warburg Pincus Institutional Fund -- Small Company Value Portfolio had a loss of 3.85%, vs. a gain of 14.87% for the Russell 2000 Index.

     The reporting period was a lackluster one for the types of underfollowed value stocks targeted by the Portfolio (the value component of the Russell 2000 Index had only a marginal gain for the 12 months, lagging the index's growth component by nearly 29 percentage points, historically an astonishing differential). The Portfolio was hampered by investor's clear preference for growth-oriented companies during the period, and by weakness in specific areas, for example the financial-services sector, which was hindered by inflation and interest-rate uncertainties. Also weighing on the Portfolio was its avoidance, through much of the period, of technology stocks, many of which had impressive gains yet which for the most part remained expensive.

     Given the continued difficult backdrop for small-cap value stocks, with the group's extremely compelling relative valuations failing to draw much investor interest, we made one noteworthy shift in strategy during the period. While we remained focused on strict value disciplines, we increased our emphasis on visible catalysts (e.g., a positive earnings surprise or the launch of a new product) that could, in relatively short order, bring favorable attention to certain value stocks, the ongoing growth-at-all-costs mentality notwithstanding.

     In terms of sector and industry allocation, we made several adjustments worthy of mention during the period. For one, we increased our weighting in the technology area. We added a number of these stocks late in the period, concentrating on names that had been struggling despite a favorable backdrop for technology stocks, and which were trading at substantial discounts (as measured by such factors as price-to-book and price-to-earnings ratios) to the broader technology market. In each case, we identified a catalyst (e.g., a recent strategic acquisition) that in our view could lead investors to favorably reassess these stocks.

     Other sector-weighting changes of note included our increased weighting in cyclical, or economically-sensitive, areas of the market. This included the addition of a few metals and mining companies. These companies stand to benefit from the ongoing recovery in global economies, in particular Asian/Pacific economies. Metal prices tumbled as the Asian crisis widened in 1997 and 1998 -- the region accounts for a large share of demand for gold,

Warburg Pincus Institutional Fund -- Small Company Value Portfolio
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

copper, etc. -- and logic suggests that Asia's rebound, if sustained, should support metal prices going forward.

     One weighting we lowered was the financial area. While we view the long-term prospects for smaller financial stocks favorably (due, e.g., to industry consolidation), we deemed a more-modest weighting here to be appropriate, given small financial companies' high sensitivity to interest-rate worries. We also decreased our exposure to the health-care area, though we believe certain health-care stocks are compelling, in particular those of certain health-care "providers" (e.g., hospitals and nursing homes). The catalyst that we believe will benefit these companies is an firmer supply/demand backdrop. Their capacity growth rate, as measured by bed-count expansion, has slowed over the past two years, and demand could improve due to political forces. (We believe that the federal government will offer some relief in the Medicare area, where funding for provider services was reduced in 1997. Indeed, the House of Representatives overwhelmingly approved such legislation in early November of this year.)

     Heading into 2000, we are positive on the outlook for small-cap stocks, including the types of stocks held by the Portfolio, the Portfolio's disappointing recent performance notwithstanding. Valuations on small caps remain compelling vs. those on large-cap stocks, which stands to draw evermore favorable attention to the group, barring an unforeseen spike in interest rates provided the global economy remains on track. In addition, we believe that numerous attractive investment opportunities exist among the low-multiple and underfollowed issues targeted by the Portfolio. A number of these stocks represent companies undergoing fundamental, positive changes, and therefore stand to be favorably reassessed by the market. Set within this environment, we will continue to adhere to strict value disciplines, attempting to ferret out undervalued stocks with the best longer-term prospects.


Kyle F. Frey
Portfolio Manager

     Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.

Warburg Pincus Institutional Fund -- Small Company Value Portfolio
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

                          Growth of $10,000 Invested in
    Warburg Pincus Institutional Fund, Inc. -- Small Company Value Portfolio
                     since Inception as of October 31, 1999

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- Small Company Value Portfolio (the "Portfolio") from October 31, 1997 (inception) to October 31, 1999, compared to the Russell 2000 Index ("Russell")* for the same time period. Past performance does not predict future results.

                                [GRAPHIC OMITTED]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:


           Portfolio        Russell
           ---------        -------
Oct-97      10000           10000
Nov-97       9620            9935
Dec-97       9660.4         10108.9
Jan-98       9410.2          9949.45
Feb-98       9959.76        10685.2
Mar-98      10400           11125.9
Apr-98      10400           11187.5
May-98      10170.1         10584.9
Jun-98      10260.7         10607.3
Jul-98       9520.86         9748.62
Aug-98       7850.9          7855.63
Sep-98       7941.18         8470.41
Oct-98       7980.89         8815.92
Nov-98       8230.93         9277.79
Dec-98       8441.23         9851.9
Jan-99       8249.36         9982.83
Feb-99       7663.74         9174.22
Mar-99       7552.69         9317.43
Apr-99       8077.76        10152.4
May-99       8138.34        10300.7
Jun-99       8511.97        10766.5
Jul-99       8329.81        10471.5
Aug-99       7825.03        10084
Sep-99       7633.31        10086.3
Oct-99       7673.77        10127.1



                                                                           Portfolio
                                                                           ---------
1 Year Total Return (9/30/98 to 9/30/99) ..............................      -3.87%
Aggregate Total Return Since Inception (10/31/97 to 9/30/99) ..........     -13.14%


-----------

* The Russell 2000 Index is an unmanaged index (with no defined investment objective) of approximately 2,000 small-cap stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.

Warburg Pincus Institutional Fund -- Small Company Growth Portfolio
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

     For the 12 months ended October 31, 1999, Warburg Pincus Institutional Fund -- Small Company Growth Portfolio had a return of 38.79%, vs. a return of 29.28% for the Russell 2000 Growth Index.

     The period was a positive one for small-capitalization stocks, with growth-oriented small caps showing particular strength. This reflected improving economic and financial conditions abroad, which eased the risk-avoidance mindset that had hindered small-cap stocks since the Asian crisis erupted in late 1997. The group was also aided by a surprisingly healthy U.S. economy, which fueled optimism over small companies' earnings prospects. The strengthening economy did create inflation and interest-rate worries, however, which resulted in a rather volatile environment for small caps, particularly over the latter part of the period.

     Against this backdrop, the Portfolio had a solid gain in absolute terms and handily outpaced its benchmark. We significantly increased our weightings in the technology and communications areas during the period, which proved a beneficial move, as these stocks paced the market's advance through the 12 months. We deemed a number of these stocks to be attractive, given their valuations and their underlying companies' long-term growth prospects.

     Some sector-weighting adjustments aside, we made no material changes to the Portfolio during the period with respect to general strategy, remaining focused on well-managed companies offering innovative products and services. With regard to major investment themes, we continued to emphasize companies that stand to benefit from a global push for enhanced productivity, as well as those standing to benefit from the ongoing Internet-driven communications revolution. In this context, our primary areas of concentration at the end of the period were the electronics, computer, communications and media and telecommunications and equipment sectors. The rest of the Portfolio was invested across a range of sectors, including the business-services, oil-services and health-care areas.

     Looking out to 2000 and beyond, we believe that while small-cap stocks will likely remain volatile, they have solid longer-term growth potential, supported by a confluence of positive factors. For one, despite the recent rally in these issues, the group's valuations remain compelling compared to those on large-cap, blue-chip stocks. Buttressing the group's relatively attractive valuations is a favorable earnings outlook for these companies (the

Warburg Pincus Institutional Fund -- Small Company Growth Portfolio
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

group's earnings growth is expected to exceed that of the large-cap group over the coming year and over the longer term). Another factor that stands to broadly support the group is merger and acquisition activity. Large companies have been acquiring smaller ones at a frantic pace, a trend we believe will continue, if not accelerate, with positive implications for acquirees' (and potential acquirees') share prices. This stands to continue to draw investors to the group, barring an unforeseen spike in interest rates and provided the global economy stays on track. Set within this environment, we will continue to strive to identify stocks with the brightest long-term prospects.


Stephen J. Lurito          Elizabeth B. Dater        Sammy Oh
Co-Portfolio Manager       Co-Portfolio Manager      Co-Portfolio Manager

     Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.

Warburg Pincus Institutional Fund -- Small Company Growth Portfolio
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

                          Growth of $10,000 Invested in
         Warburg Pincus Institutional Fund, Inc. -- Small Company Growth
                Portfolio since Inception as of October 31, 1999

     The graph below ilustrates the hypothetical investment of $10,000 in Warburg Pincus Institutional Fund -- Small Company Growth Portfolio (the "Portfolio") from December 29, 1995 (inception) to October 31, 1999, compared to the Russell 2000 Growth Index for the same time period. Past performance does not predict future results.

                               [GRAPHIC OMMITTED]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

           Portfolio        Russell
           ---------        -------
12/29/96     10000          10000
Jan-96       9850            9917.3
Feb-96       10360          10369.5
Mar-96       11280          10574.5
Apr-96       12500          11386.3
May-96       13250          11970.2
Jun-96       12820          11192.5
Jul-96       11630           9826.26
Aug-96       12460          10553.7
Sep-96       13300          11097.2
Oct-96       12920          10618.6
Nov-96       12940          10913.9
Dec-96       13310          11126.7
Jan-97       13690          11404.7
Feb-97       12840          10716
Mar-97       11780           9959.92
Apr-97       11580           9844.78
May-97       13150          11324.5
Jun-97       13730          11708.6
Jul-97       14370          12308.5
Aug-97       14799.7        12677.9
Sep-97       16519.4        13689.6
Oct-97       15890          12867.4
Nov-97       15599.2        12560.8
Dec-97       15508.7        12567.8
Jan-98       15218.7        12400.3
Feb-98       16498.6        13495
Mar-98       17397.8        14061.1
Apr-98       17197.7        14147.3
May-98       15847.7        13119.5
Jun-98       16028.4        13253.7
Jul-98       14358.2        12146.9
Aug-98       11328.6         9342.88
Sep-98       12278          10290.2
Oct-98       12888.2        10826.9
Nov-98       13817.4        11666.7
Dec-98       14886.9        12722.6
Jan-99       15527          13294.8
Feb-99       13997.6        12078.6
Mar-99       14656.9        12508.9
Apr-99       14636.4        13613.5
May-99       14727.1        13635
Jun-99       16186.6        14353.3
Jul-99       16217.3        13909.5
Aug-99       16116.8        13389.3
Sep-99       16606.7        13647.6
Oct-99       17887.1        13997.1


                                                                      Portfolio
                                                                      ---------
1 Year Total Return (9/30/98 to 9/30/99) ........................       35.26%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) .........        7.69%
Aggregate Annual Total Return (12/29/95 to 9/30/99) .............       14.45%


------------

* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

Warburg Pincus Institutional Fund -- Post-Venture Capital Portfolio
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

     For the 12 months ended October 31, 1999, Warburg Pincus Institutional Fund -- Post-Venture Capital Portfolio had a return of 37.25%, vs. returns of 29.28% for the Russell 2000 Growth Index, 37.39% for the Russell 2500 Growth Index and 50.17% for the NASDAQ Industrials Index.

     The period saw healthy gains for the aggressive-growth stocks targeted by the Portfolio, buoyed by favorable news regarding the global economy, most specifically signs of rebound within Japan and emerging markets and better-than-expected growth in the U.S. These developments eased risk concerns (which had weighed heavily on aggressive-growth stocks over much of the previous 12 months) while fueling optimism over earnings generally.

     Against this backdrop, the Portfolio registered a solid gain, with respectable performance compared to its benchmarks. The Portfolio benefited from the vastly improved environment for aggressive-growth stocks and from good performances from a number of the Portfolio's holdings, especially its technology and communications stocks.

     We continued, through the period, to emphasize stocks of well-managed, well-financed companies offering innovative products and services. In terms of sector allocation, primary areas of emphasis for the Portfolio during the period included the communications and media and telecommunications and equipment sectors, weightings we raised during the period. This reflected our belief that specific trends -- most notably, the ongoing Internet-driven communications revolution -- stand to benefit numerous companies in these areas over time.

     Other notable sector weightings included financial services, where we maintained a mix of asset-management and insurance companies; computers, where we remained biased toward domestically oriented software companies; and business services. Our holdings within the last sector included companies specializing in electronic-commerce distribution and fulfillment services, a number of which in our view have significant potential for long-term growth.

Warburg Pincus Institutional Fund -- Post-Venture Capital Portfolio
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

     Going forward, we remain positive on the collective prospects for stocks of post-venture-capital companies. (We define a post-venture-capital company as one that has received venture-capital financing either during the early stages of the company's existence or the development of a new product or service, or as part of a restructuring or recapitalization. The investment of venture-capital financing, distribution of securities to venture-capital investors or initial public offering, whichever is later, will have been made within 10 years of the Portfolio's investment.) This reflects optimism over the asset class. Venture-backed companies tend to occupy the economy's rapid-growth industries (e.g., software, biotechnology, semiconductors and electronics, and communications), and they have historically generated rapid growth of earnings relative to companies that lacked such backing. We would caution investors, however, that investing in post-venture-capital companies involves certain risks -- e.g., the risk of heightened volatility -- along with the potential for significant long-term rewards. But for those with a long-term view and a sufficiently high risk threshold, we believe that stocks of venture-backed companies are well worthy of consideration. As ever, we will continue to devote our efforts to identifying those companies we deem to have the best long-term prospects.


Elizabeth B. Dater                         Robert S. Janis
Co-Portfolio Manager                       Co-Portfolio Manager

     Because of the nature of the Portfolio's holdings and certain strategies it may use, an investment in the Portfolio involves certain risks and may not be appropriate for all investors. The Prospectus contains more complete information on the special risk considerations associated with post-venture-capital investments. It should be read carefully before investing.

Warburg Pincus Institutional Fund -- Post-Venture Capital Portfolio
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

                          Growth of $10,000 Invested in
    Warburg Pincus Institutional Fund, Inc. -- Post-Venture Capital Portfolio
                     since Inception as of October 31, 1999

     The graph below ilustrates the hypothetical investment of $10,000 in Warburg Pincus Institutional Fund -- Post-Venture Capital Portfolio (the "Portfolio") from October 31, 1997 (inception) to October 31, 1999, compared to the Russell 2000 Growth Index ("R2000G"),* Russell 2500 Growth Index ("R2500G")** and the NASDAQ Industrials Index ("NASDAQ")*** for the same time period. Past performance does not predict future results.

                                [GRAPHIC OMITTED]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

            Portfolio        R2000G       R2500G      NASDAQ
            ---------       --------     --------    --------
Oct-97       10000          10000        10000       10000
Nov-97        9870           9762         9846.7      9856.5
Dec-97        9739.72        9767.86      9811.74     9624.58
Jan-98        9540.05        9637.65      9683.6      9559.32
Feb-98       10419.6        10488.5      10514.9     10331.4
Mar-98       11319.9        10928.5      10905.4     10733.9
Apr-98       11150.1        10995.5      11004.5     10951.1
May-98       10399.7        10196.6      10298.1     10490.3
Jun-98       10609.8        10300.9      10373.6     10514.9
Jul-98       9310.08         9440.71      9601.18     9923.45
Aug-98       7110.11         7261.41      7419.41     7637.49
Sep-98       7690.29         7997.65      8069.94     8132.47
Oct-98       8230.15         8414.81      8614.82     8790.39
Nov-98       8640.18         9067.54      9227.6      9579.33
Dec-98       9493.22         9888.16     10116       10280.6
Jan-99       9943.86        10332.9      10408.8     11098.6
Feb-99       9222.83         9387.67      9564.22    10277.5
Mar-99      10054            9722.06     10009.5     10930.1
Apr-99      10084.1         10580.6      10808.1     11746
May-99       9973.94        10597.3      10919.7     11582.5
Jun-99      10835.2         11155.6      11691.5     12857.3
Jul-99      10474.4         10810.7      11453.3     12497.7
Aug-99      10534.1         10406.3      11205.8     12338.5
Sep-99      10564.6         10607.1      11286       12686
Oct-99      11295.7         10878.7      11835.6     13201


                                                                       Portfolio
                                                                       ---------
1 Year Total Return (9/30/98 to 9/30/99) ...........................     37.38%
Aggregate Total Return Since Inception (10/31/97 to 9/30/99) .......      2.91%

-----------

* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 17% of the total market capitalization of the Russell 3000 Index.

*** The NASDAQ Industrial Index measures the stock price performance of more than 3000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4500 stocks traded over the counter.

Warburg Pincus Institutional Fund, Inc. -- Value Portfolio
Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares         Value
                                                          ------      ----------
COMMON STOCK (91.2%)

Aerospace & Defense (0.8%)
    General Dynamics Corp.                                 3,100      $  171,856
    Litton Industries, Inc.+                               2,800         131,425
                                                                      ----------
                                                                         303,281
                                                                      ----------
Banks & Savings & Loans (9.2%)
    AmSouth Bancorp                                       11,142         286,906
    Comerica, Inc.                                        22,200       1,319,512
    Compass Bancshares, Inc.                               6,000         160,125
    Golden West Financial Corp.                            4,600         514,050
    Suntrust Banks, Inc.                                   3,200         234,200
    UnionBanCal Corp.                                      6,200         269,312
    Wachovia Corp.                                         6,300         543,375
                                                                      ----------
                                                                       3,327,480
                                                                      ----------
Building & Building Materials (1.5%)
    USG Corp.+                                            10,800         535,275
                                                                      ----------
Business Services (1.3%)
    WPP Group PLC                                         45,200         489,884
                                                                      ----------
Capital Equipment (8.7%)
    AlliedSignal, Inc.                                     5,000         284,687
    American Standard Cos., Inc.+                         11,000         420,062
    Case Corp.                                             6,900         365,700
    Caterpillar, Inc.                                      5,200         287,300
    Emerson Electric Co.                                   3,600         216,225
    Ingersoll-Rand Co.                                    11,900         621,775
    ITT Industries, Inc.                                   8,600         294,012
    Navistar International Corp.+                          8,800         366,850
    Parker-Hannifin Corp.                                  6,700         306,944
                                                                      ----------
                                                                       3,163,555
                                                                      ----------
Chemicals (2.0%)
    Ferro Corp.                                           12,600         256,725
    Rhone Poulenc SA ADR Series A                          8,500         471,750
                                                                      ----------
                                                                         728,475
                                                                      ----------
Communications & Media (1.0%)
    New York Times Co. Class A                             8,800         354,200
                                                                      ----------
Computers (4.5%)
    Hewlett-Packard Co.                                    2,900         214,781
    International Business Machines Corp.                  3,600         354,150
    Tech Data Corp.+                                       5,900         110,994
    Teradyne, Inc.+                                        5,900         227,150
    Unisys Corp.                                          30,400         737,200
                                                                      ----------
                                                                       1,644,275
                                                                      ----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Value Portfolio
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares         Value
                                                          ------      ----------
COMMON STOCK (cont'd)
Conglomerates (1.1%)
    Harsco Corp.                                           13,600     $  400,350
                                                                      ----------
Consumer Durables (2.4%)
    Ford Motor Co.                                         12,700        696,912
    Meritor Automotive, Inc.                               10,000        169,375
                                                                      ----------
                                                                         866,287
                                                                      ----------
Distribution (0.5%)
    CDW Computer Centers, Inc.+                             2,700        166,725
                                                                      ----------
Energy (11.3%)
    Amerada Hess Corp.                                      8,500        487,687
    BP Amoco PLC ADR                                       22,000      1,270,500
    Devon Energy Corp.                                      7,700        299,337
    Exxon Corp.                                            10,800        799,875
    Royal Dutch Petroleum Co. ADR                           8,600        515,462
    Total Fina SA ADR                                       7,300        486,819
    Union Pacific Resources Group, Inc.                    17,200        249,400
                                                                      ----------
                                                                       4,109,080
                                                                      ----------
Financial Services (12.8%)
    Allstate Corp.                                          4,000        115,000
    Countrywide Credit Industries, Inc.                    15,000        509,062
    Fannie Mae                                              4,900        346,675
    Household International, Inc.                          13,100        584,588
    Labranche & Co., Inc.+                                  9,500        127,063
    Lehman Brothers Holdings, Inc.                          9,100        670,556
    MBIA, Inc.                                              4,300        245,369
    MGIC Investment Corp.                                  10,400        621,400
    PMI Group, Inc.                                        15,450        801,469
    Terra Nova Bermuda Holdings, Ltd. Class A              13,000        410,313
    XL Capital Ltd., Class A+                               3,800        204,013
                                                                      ----------
                                                                       4,635,508
                                                                      ----------
Food, Beverages & Tobacco (3.6%)
    Anheuser-Busch Companies, Inc.                          1,800        129,263
    General Mills, Inc.                                     6,700        584,156
    Keebler Foods Co.+                                     18,800        600,425
                                                                      ----------
                                                                       1,313,844
                                                                      ----------
Healthcare (2.9%)
    Baxter International, Inc.                              5,500        356,813
    Becton, Dickinson & Co.                                14,500        367,938
    Trigon Healthcare, Inc.+                               11,400        323,475
                                                                      ----------
                                                                       1,048,226
                                                                      ----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Value Portfolio
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares         Value
                                                          ------      ----------
COMMON STOCK (cont'd)
Industrial Manufacturing & Processing (2.6%)
    Dana Corp.                                              4,800     $  141,900
    Eaton Corp.                                             3,600        270,900
    Minnesota Mining & Manufacturing Co.                    5,600        532,350
                                                                      ----------
                                                                         945,150
                                                                      ----------
Metals & Mining (2.0%)
    Alcoa, Inc.                                            12,000        729,000
                                                                      ----------
Office Equipment & Supplies (0.6%)
    Pitney Bowes, Inc.                                      4,800        218,700
                                                                      ----------
Oil Services (1.5%)
    Pride International, Inc.+                             14,800        203,500
    R & B Falcon Corp.+                                    26,300        327,106
                                                                      ----------
                                                                         530,606
                                                                      ----------
Pharmaceuticals (2.8%)
    American Home Products Corp.                            5,100        266,475
    Lilly (Eli) & Co.                                       7,400        509,675
    Pharmacia & Upjohn, Inc.                                4,800        258,900
                                                                      ----------
                                                                       1,035,050
                                                                      ----------
Retail (8.9%)
    Federated Department Stores, Inc.+                      8,600        367,113
    Gap, Inc.                                               7,700        285,863
    May Department Stores Co.                              19,300        669,469
    Payless ShoeSource, Inc.+                               4,000        183,250
    Ross Stores, Inc.                                      27,000        556,875
    Safeway, Inc.+                                          7,700        271,906
    TJX Cos., Inc.                                         20,200        547,925
    Toys `R' Us, Inc.+                                     25,400        358,775
                                                                      ----------
                                                                       3,241,176
                                                                      ----------
Telecommunications & Equipment (6.6%)
    AT&T Corp.                                             12,300        575,025
    Bell Atlantic Corp.                                    13,300        863,669
    SBC Communications, Inc.                               18,591        946,979
                                                                      ----------
                                                                       2,385,673
                                                                      ----------
Transportation (0.5%)
    Burlington Northern Santa Fe Corp.                      6,000        191,250
                                                                      ----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Value Portfolio
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                                         Number
                                                                                           of
                                                                                         Shares         Value
                                                                                         ------      ----------
COMMON STOCK (cont'd)
Utilities-Electric (2.1%)
    Allegheny Energy, Inc.                                                                  9,500   $   302,219
    American Electric Power Co., Inc.                                                       4,100       141,450
    Illinova Corp.                                                                          6,300       200,419
    Wisconsin Energy Corp.                                                                  6,200       138,725
                                                                                                    -----------
                                                                                                        782,813
                                                                                                    -----------
TOTAL COMMON STOCK (Cost $29,268,985)                                                                33,145,863
                                                                                                    -----------
PREFERRED STOCK (0.3%)
Real Estate (0.3%)
    Equity Residential Properties Series G 7.25%
      (Convertible) (Callable 09/15/02 @ $25.91) REIT                                       4,400        89,100
                                                                                                    -----------
TOTAL PREFERRED STOCK (Cost $110,379)                                                                    89,100
                                                                                                    -----------
SHORT TERM INVESTMENTS (9.4%)
    Institutional Money Market Trust                                                    1,664,622     1,664,622
    RBB Money Market Portfolio                                                          1,752,130     1,752,130
                                                                                                    -----------
TOTAL SHORT TERM INVESTMENTS (Cost $3,416,752)                                                        3,416,752
                                                                                                    -----------
TOTAL INVESTMENTS AT VALUE (100.9%) (Cost $32,796,116*)                                              36,651,715

LIABILITIES IN EXCESS OF OTHER ASSETS (0.9%)                                                           (319,746)
                                                                                                    -----------
NET ASSETS (100.0%) (applicable to 2,728,095 shares outstanding)                                    $36,331,969
                                                                                                    ===========
NET ASSET VALUE, offering and redemption price per share ($36,331,969 / 2,728,095)                  $     13.32
                                                                                                    ===========


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                       REIT = Real Estate Investment Trust

-------------

+   Non-income producing security.

*   Cost for federal income tax purposes is $32,852,668.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Small Company Value Portfolio Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------

                                                             Number
                                                               of
                                                             Shares       Value
                                                             ------      -------
COMMON STOCK (93.1%)

Aerospace & Defense (1.8%)
    TriStar Aerospace Co.+                                    1,700      $11,262
                                                                         -------
Banks & Savings & Loans (7.1%)
    Astoria Financial Corp.                                     300       10,800
    Century Bancorp, Inc. Class A                               655       11,708
    Prosperity Bancshares, Inc.                                 900       14,456
    Texas Regional Bancshares, Inc.                             300        8,381
                                                                         -------
                                                                          45,345
                                                                         -------
Building & Building Materials (2.2%)
    Elcor Corp.                                                 550       13,544
    Juno Lighting, Inc.+                                         31          325
                                                                         -------
                                                                          13,869
                                                                         -------
Business Services (5.0%)
    ACNielsen Corp.+                                            500       11,000
    Graco, Inc.                                                 371       12,428
    Wilmar Industries, Inc.+                                    700        8,575
                                                                         -------
                                                                          32,003
                                                                         -------
Chemicals (2.2%)
    C.K. Witco Corp.                                            700        6,562
    Ferro Corp.                                                 350        7,131
                                                                         -------
                                                                          13,693
                                                                         -------
Computers (9.9%)
    Computer Network Technology Corp.+                          600        9,637
    Hyperion Solutions Corp.+                                   700       17,062
    JDA Software Group, Inc.+                                   650        5,850
    Network Associates, Inc.+                                   450        8,241
    New Era of Networks, Inc.+                                  250        8,109
    Quantum Corp.-DLT & Storage Systems Group+                  400        6,175
    RadiSys Corp.+                                              150        7,950
                                                                         -------
                                                                          63,024
                                                                         -------
Conglomerates (1.9%)
    Gaylord Containers Corp. Class A+                         1,431        8,049
    Watts Industries, Inc. Class A                              305        4,175
                                                                         -------
                                                                          12,224
                                                                         -------
Consumer Durables (3.6%)
    Harman International Industries, Inc.                       300       12,262
    Superior Industries International, Inc.                     400       10,675
                                                                         -------
                                                                          22,937
                                                                         -------
                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Small Company Value Portfolio Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                              Number
                                                                of
                                                              Shares      Value
                                                              ------     -------
COMMON STOCK (cont'd)
Consumer Non-Durables (8.1%)
    Liz Claiborne, Inc.                                          250     $10,000
    Saucony, Inc. Class B+                                     1,000      17,125
    Timberland Co. (The), Class A+                               250      12,344
    WestPoint Stevens, Inc.                                      650      12,309
                                                                         -------
                                                                          51,778
                                                                         -------
Electronics (1.4%)
    Avant! Corp.+                                                500       6,437
    Supertex, Inc.+                                              200       2,425
                                                                         -------
                                                                           8,862
                                                                         -------
Engineering & Construction (1.0%)
    McDermott International, Inc.                                350       6,344
                                                                         -------
Financial Services (10.1%)
    AmeriCredit Corp.                                            800      13,900
    HCC Insurance Holdings, Inc.                                 582       6,547
    Radian Group, Inc.                                           269      14,207
    StanCorp Financial Group, Inc.                               650      16,494
    Webster Financial Corp.                                      450      12,881
                                                                         -------
                                                                          64,029
                                                                         -------
Healthcare (3.6%)
    Health Management Associates, Inc. Class A+                  700       6,213
    Morrison Management Specialists                              400       8,550
    Omnicare, Inc.                                               900       8,325
                                                                         -------
                                                                          23,088
                                                                         -------
Industrial Manufacturing & Processing (1.0%)
    Bethlehem Steel Corp.+                                       700       4,856
    CIRCOR International, Inc.+                                  152       1,444
                                                                         -------
                                                                           6,300
                                                                         -------
Leisure & Entertainment (6.4%)
    Hollywood Entertainment Corp.+                               750      10,594
    Midway Games, Inc.+                                          950      18,941
    SCP Pool Corp.+                                              500      11,344
                                                                         -------
                                                                          40,879
                                                                         -------
Metals & Mining (3.6%)
    Freeport-McMoRan Copper & Gold, Inc. Class B+                750      12,516
    Kaiser Aluminum Corp.+                                       100         644
    Ryerson Tull, Inc.                                           483       9,902
                                                                         -------
                                                                          23,062
                                                                         -------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Small Company Value Portfolio Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                              Number
                                                                of
                                                              Shares      Value
                                                              ------     -------
COMMON STOCK (cont'd)
Oil Services (6.5%)
    Evergreen Resources, Inc.+                                 600       $12,975
    Global Industries, Ltd.+                                   950         7,600
    Pride International, Inc.+                                 800        11,000
    Varco International, Inc.+                                 925         9,770
                                                                         -------
                                                                          41,345
                                                                         -------
Paper & Forest Products (3.4%)
    Abitibi-Consolidated, Inc.+                                900        10,856
    Caraustar Industries, Inc.                                 400         9,650
    Wausau-Mosinee Paper Corp.                                 100         1,263
                                                                         -------
                                                                          21,769
                                                                         -------
Publishing (1.4%)
    Ziff-Davis, Inc.+                                          600         8,963
                                                                         -------
Real Estate (2.4%)
    Mission West Properties, Inc.+                           1,200         9,225
    Western Water Co.+                                       4,000         6,000
                                                                         -------
                                                                          15,225
                                                                         -------
Retail (2.9%)
    J. Baker, Inc.                                           1,400         7,788
    Value City Department Stores, Inc.+                        700        10,763
                                                                         -------
                                                                          18,551
                                                                         -------
Telecommunications & Equipment (0.8%)
    Triton PCS Holdings, Inc. Class A+                         150         5,288
                                                                         -------
Transportation (4.9%)
    Airborne Freight Corp.                                     400         8,600
    Landstar Systems, Inc.+                                    300        12,150
    M.S. Carriers, Inc.+                                       364        10,283
                                                                         -------
                                                                          31,033
                                                                         -------
Utilities-Electric (1.9%)
    NSTAR                                                      315        11,990
                                                                         -------
TOTAL COMMON STOCK (Cost $584,508)                                       592,863
                                                                         -------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Small Company Value Portfolio Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                           Number
                                                                              of
                                                                            Shares       Value
                                                                            ------      -------
SHORT TERM INVESTMENTS (9.1%)
    Institutional Money Market Trust                                         27,828     $ 27,829
    RBB Money Market Portfolio                                               30,325       30,325
                                                                                        --------
TOTAL SHORT TERM INVESTMENTS (Cost $58,154)                                               58,154
                                                                                        --------
TOTAL INVESTMENTS AT VALUE (102.2%) (Cost $642,662*)                                      651,017

LIABILITIES IN EXCESS OF OTHER ASSETS (2.2%)                                             (13,821)
                                                                                        --------
NET ASSETS (100.0%) (applicable to 83,806 shares outstanding)                           $637,196
                                                                                        ========
NET ASSET VALUE, offering and redemption price per share ($637,196 O 83,806)            $   7.60
                                                                                        ========

------------

+  Non-income producing security.

*  Cost for federal income tax purposes is $662,067.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Small Company Growth Portfolio Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------

                                                              Number
                                                                of
                                                              Shares      Value
                                                              ------     -------
COMMON STOCK (96.7%)

Aerospace & Defense (1.7%)
    Prescient Systems, Inc.#                                 21,615   $1,999,999
    TriStar Aerospace Co.+                                  292,300    1,936,487
                                                                      ----------
                                                                       3,936,486
                                                                      ----------
Business Services (6.4%)
    Acxiom Corp.+                                           166,740    2,751,210
    E-Stamp Corp.+                                           18,700      434,775
    Getty Images, Inc.+                                     134,800    4,153,525
    Iron Mountain, Inc.+                                     80,200    2,426,050
    Metamor Worldwide, Inc.+                                 90,300    1,704,412
    QRS Corp.+                                               55,899    3,109,382
    StarTek, Inc.+                                           14,800      671,550
                                                                      ----------
                                                                      15,250,904
                                                                      ----------
Communications & Media (12.4%)
    Aether Systems, Inc.+                                    30,200    2,100,787
    Go2Net, Inc.+                                            20,700    1,456,762
    Hispanic Broadcasting Corp.+                             22,116    1,791,396
    InfoSpace.com, Inc.+                                     68,600    3,815,875
    Network Event Theater, Inc.+#                           153,768    3,536,664
    Radio One, Inc.+                                         54,300    2,708,212
    Salem Communications Corp. Class A+                      86,200    2,144,225
    ValueVision International, Inc. Class A+                 94,700    3,095,506
    VerticalNet, Inc.+                                       39,800    2,228,800
    Westwood One, Inc.+                                      83,150    3,835,294
    Xoom.com, Inc.+                                          41,083    2,567,687
                                                                      ----------
                                                                      29,281,208
                                                                      ----------
Computers (20.0%)
    Aspect Development, Inc.+                               100,600    3,558,725
    Business Objects SA ADR+                                 65,300    4,701,600
    Emulex Corp.+                                            31,100    4,849,656
    Legato Systems, Inc.+                                    59,200    3,182,000
    Mercury Interactive Corp.+                               41,300    3,350,462
    National Instruments Corp.+                              92,073    2,767,945
    PC-Tel, Inc.+                                            66,300    1,989,000
    Peregrine Systems, Inc.+                                 99,200    4,352,400
    Radiant Systems, Inc.+                                  171,200    2,696,400
    Remedy Corp.+                                            95,700    4,115,100
    Research in Motion, Ltd.+                                56,200    1,728,150
    RSA Security , Inc.+                                     72,600    2,577,300
    Women.com Networks, Inc.+#                              487,277    6,870,606
    ZapMe! Corp.+                                            81,200      609,000
                                                                      ----------
                                                                      47,348,344
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Small Company Growth Portfolio Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                         Number
                                                           of
                                                         Shares         Value
                                                         ------      -----------
COMMON STOCK (cont'd)
Consumer Services (1.4%)
    DeVry, Inc.+                                         104,004     $ 2,190,584
    Strayer Education, Inc.                               63,200       1,109,950
                                                                     -----------
                                                                       3,300,534
                                                                     -----------
Electronics (15.1%)
    Adaptive Broadband Corp.+                             57,700       2,131,294
    Alpha Industries, Inc.+                               58,900       3,254,225
    Avant! Corp.+                                        142,531       1,835,087
    Burr-Brown Corp.+                                     96,551       3,795,661
    C-Cube Microsystems, Inc.+                            73,700       3,279,650
    DSP Group, Inc.+                                      45,000       2,148,750
    Electronics For Imaging, Inc.+                        64,500       2,600,156
    Etec Systems, Inc.+                                   57,800       2,207,237
    Galileo Technology, Ltd.+                            114,200       2,612,325
    Novellus Systems, Inc.+                               32,800       2,542,000
    Photronics, Inc.+                                     97,900       2,049,781
    SanDisk Corp.+                                        26,800       1,624,750
    Telcom Semiconductor, Inc.+                          155,500       1,438,375
    TriQuint Semiconductor, Inc.+                         52,100       4,168,000
                                                                     -----------
                                                                      35,687,291
                                                                     -----------
Energy (1.5%)
    Stone Energy Corp.+                                   72,000       3,501,000
                                                                     -----------
Financial Services (0.5%)
    Enhance Financial Services Group, Inc.+               61,100       1,115,075
                                                                     -----------
Food, Beverages & Tobacco (0.8%)
    Ben & Jerry's Homemade, Inc. Class A+                117,900       1,989,562
                                                                     -----------
Healthcare (5.5%)
    Advanced Paradigm, Inc.+                              63,200       2,693,900
    Core, Inc.+                                          228,400       1,441,775
    Foundation Health Systems, Inc. Class A+             298,600       1,978,225
    Hanger Orthopedic Group, Inc.+                       153,500       1,889,969
    MiniMed, Inc.+                                        41,000       3,108,312
    Renal Care Group, Inc.+                              102,250       1,904,406
                                                                     -----------
                                                                      13,016,587
                                                                     -----------
Leisure & Entertainment (3.0%)
    Fairfield Communities, Inc.+                         231,100       2,830,975
    Sunterra Corp.+                                      191,300       1,913,000
    THQ, Inc.+                                            56,800       2,335,900
                                                                     -----------
                                                                       7,079,875
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Small Company Growth Portfolio Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                         Number
                                                           of
                                                         Shares         Value
                                                         ------      -----------
COMMON STOCK (cont'd)
Oil Services (4.7%)
    BJ Services Co.+                                      86,800    $  2,978,325
    Cooper Cameron Corp.+                                 76,600       2,963,463
    Petroleum Geo-Services ADR+                          179,262       2,621,707
    Smith International, Inc.+                            75,400       2,606,013
    Southern Mineral Corp.+#                              58,875           8,243
                                                                    ------------
                                                                      11,177,751
                                                                    ------------
Pharmaceuticals (2.8%)
    Alkermes, Inc.+                                      117,600       4,152,750
    ChiRex, Inc.+                                         87,000       2,457,750
                                                                    ------------
                                                                       6,610,500
                                                                    ------------
Retail (3.2%)
    99 Cents Only Stores+                                 36,525       1,091,184
    Ames Department Stores, Inc.+                         75,300       2,386,069
    AnnTaylor Stores Corp.                                47,300       2,013,206
    Linens 'N Things, Inc.+                               40,700       1,617,825
    Pacific Sunwear of California, Inc.+                  17,200         519,225
                                                                    ------------
                                                                       7,627,509
                                                                    ------------
Telecommunications & Equipment (16.9%)
    Advanced Fibre Communications, Inc.+                 162,300       3,550,313
    Antec Corp.+                                          93,100       4,515,350
    AudioCodes, Ltd.+                                     61,700       3,732,850
    Concentric Network Corp.+                            117,700       3,016,063
    Gilat Satellite Networks, Ltd.+                       49,200       2,564,550
    Omnipoint Corp.+                                      49,500       4,089,938
    PairGain Technologies, Inc.+                         239,700       2,936,325
    Powertel, Inc.+                                       53,700       3,161,588
    Powerwave Technologies, Inc.+                         47,600       3,096,975
    Proxim, Inc.+                                         77,000       3,604,563
    Viatel, Inc.+                                         96,400       3,217,350
    Western Wireless Corp. Class A+                       45,300       2,395,238
                                                                    ------------
                                                                      39,881,103
                                                                    ------------
Transportation (0.8%)
    Swift Transportation Co., Inc.+                      115,200       2,008,800
                                                                    ------------
TOTAL COMMON STOCK (Cost $170,606,754)                               228,812,529
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Small Company Growth Portfolio Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                              Par
                                                                             (000)         Value
                                                                             -----      -----------
CORPORATE BONDS (0.4%)
    Mansur Industries 8.250%, 02/23/03 # (Cost $2,257,850)                   2,258      $  1,050,061
                                                                                        ------------

                                                                          Number
                                                                            of
                                                                          Shares
                                                                         ---------
SHORT TERM INVESTMENT (1.0%)
    RBB Money Market Portfolio (Cost $2,353,815)                         2,353,815         2,353,815
                                                                                        ------------
TOTAL INVESTMENTS AT VALUE (98.1%) (Cost $175,218,419*)                                  232,216,405

OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)                                               4,462,507
                                                                                        ------------
NET ASSETS (100.0%) (applicable to 13,227,915 shares outstanding)                       $236,678,912
                                                                                        ============
NET ASSET VALUE, offering and redemption price per share
  ($236,678,912 / 13,227,915)                                                           $      17.89
                                                                                        ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt


-----------

+  Non-income producing security.

#  Restricted security

*  Cost for federal income tax purposes is $175,291,517.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Post-Venture Capital Portfolio Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares          Value
                                                          ------        --------
COMMON STOCK (94.1%)

Business Services (8.5%)
    ACNielsen Corp.+                                         400        $  8,800
    BISYS Group, Inc.+                                       300          15,300
    Lason Holdings, Inc.+                                    500          18,578
    On Assignment, Inc.+                                     400          11,500
    QRS Corp.+                                               600          33,375
    Saatchi & Saatchi PLC ADR                              1,000          19,125
                                                                        --------
                                                                         106,678
                                                                        --------
Communications & Media (18.6%)
    America Online, Inc.+                                    100          12,969
    AMFM, Inc.+                                              300          21,000
    CMGI, Inc.+                                              200          21,887
    Corus Entertainment, Inc. Class B+                       300           4,691
    Excite@Home Corp. Series A+                              400          14,950
    Hispanic Broadcasting Corp.+                             400          32,400
    Outdoor Systems, Inc.+                                   700          29,662
    Shaw Communications, Inc. Class B                        900          27,000
    USA Networks, Inc.+                                      800          36,050
    Westwood One, Inc.+                                      300          13,837
    Yahoo!, Inc.+                                            100          17,906
                                                                        --------
                                                                         232,352
                                                                        --------
Computers (12.2%)
    BMC Software, Inc.+                                      200          12,837
    Citrix Systems, Inc.+                                    400          25,650
    Concord Communications, Inc.+                            300          15,581
    Intuit, Inc.+                                            900          26,212
    Network Appliance, Inc.+                                 200          14,800
    VeriSign, Inc.+                                          200          24,700
    VERITAS Software Corp.+                                  300          32,362
                                                                        --------
                                                                         152,142
                                                                        --------
Consumer Non-Durables (0.7%)
    Dial Corp.                                               400           9,350
                                                                        --------
Consumer Services (1.3%)
    DeVry, Inc.+                                             800          16,850
                                                                        --------
Electronics (15.7%)
    Flextronics International, Ltd.                          400          28,400
    JDS Uniphase Corp.+                                      300          50,062
    KLA-Tencor Corp.+                                        200          15,838
    Maxim Integrated Products, Inc.+                         500          39,469
    Synopsys, Inc.+                                          200          12,463
    Vitesse Semiconductor Corp.+                             400          18,350
    Xilinx, Inc.+                                            400          31,450
                                                                        --------
                                                                         196,032
                                                                        --------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Post-Venture Capital Portfolio Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                            Number
                                                              of
                                                            Shares        Value
                                                            ------       -------
COMMON STOCK (cont'd)

Financial Services (4.1%)
    AMBAC Financial Group, Inc.                                200       $11,950
    Amvescap PLC ADR+                                          300        13,463
    T. Rowe Price Associates, Inc.                             300        10,650
    3i Group PLC                                             1,200        14,945
                                                                         -------
                                                                          51,008
                                                                         -------
Food, Beverages & Tobacco (0.7%)
    Ben & Jerry's Homemade, Inc. Class A+                      500         8,438
                                                                         -------
Healthcare (1.1%)
    Oxford Health Plans, Inc.+                                 700         8,269
    Women First HealthCare, Inc.+                              800         5,950
                                                                         -------
                                                                          14,219
                                                                         -------
Leisure & Entertainment (2.6%)
    Fairfield Communities, Inc.+                               500         6,125
    Premier Parks, Inc.+                                       900        26,044
                                                                         -------
                                                                          32,169
                                                                         -------
Oil Services (3.1%)
    Cooper Cameron Corp.+                                      400        15,475
    Nabors Industries, Inc.+                                   500        11,344
    Petroleum Geo - Services ADR+                              800        11,700
                                                                         -------
                                                                          38,519
                                                                         -------
Pharmaceuticals (3.1%)
    Amgen, Inc.+                                               200        15,950
    MedImmune, Inc.+                                           200        22,400
                                                                         -------
                                                                          38,350
                                                                         -------
Publishing (4.6%)
    Central Newspapers, Inc. Class A                           800        34,350
    Scholastic Corp.+                                          500        23,250
                                                                         -------
                                                                          57,600
                                                                         -------
Retail (2.7%)
    Amazon.com, Inc.+                                          200        14,125
    Ross Stores, Inc.+                                         400         8,250
    Saks, Inc.                                                 700        12,031
                                                                         -------
                                                                          34,406
                                                                         -------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Post-Venture Capital Portfolio Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                     Number
                                                                       of
                                                                     Shares       Value
                                                                     ------     --------
COMMON STOCK (cont'd)
Telecommunications & Equipment (15.1%)
    CIENA Corp.                                                          300    $ 10,575
    Cisco Systems, Inc.                                                  600      44,400
    Covad Communications Group, Inc.                                     200       9,600
    Exodus Communications, Inc.                                          400      34,400
    Gilat Satellite Networks, Ltd.                                       500      26,063
    MCI WorldCom, Inc.                                                   300      25,744
    Pinnacle Holdings, Inc.                                              900      21,600
    Viatel, Inc.                                                         500      16,688
                                                                              ----------
                                                                                 189,070
                                                                              ----------
TOTAL COMMON STOCK (Cost $821,479)                                             1,177,183
                                                                              ----------
SHORT TERM INVESTMENTS (7.0%)
    Institutional Money Market Trust                                  28,477      28,477
    RBB Money Market Portfolio                                        59,043      59,043
                                                                              ----------
TOTAL SHORT TERM INVESTMENTS (Cost $87,520)                                       87,520
                                                                              ----------
TOTAL INVESTMENTS AT VALUE (101.1%) (Cost $908,999*)                           1,264,703

LIABILITIES IN EXCESS OF OTHER ASSETS (1.1%)                                     (14,046)
                                                                              ----------
NET ASSETS (100.0%) (applicable to 110,848 shares outstanding)                $1,250,657
                                                                              ==========
NET ASSET VALUE, offering and redemption price per share
  ($1,250,657 O 110,848)                                                      $    11.28
                                                                              ==========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

------------

+  Non-income producing security.

*  Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc.
Statements of Operations
For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                                                      Small Company       Small Company         Post-Venture
                                            Value Portfolio          Value Portfolio     Growth Portfolio    Capital Portfolio
                                            ---------------          ---------------     ----------------    -----------------
Investment Income:
    Dividends                                 $   681,141             $      7,116         $     69,481         $   1,210
    Interest                                      188,203                    3,537              633,232             4,050
    Foreign taxes withheld                        (11,205)                     (14)                   0               (62)
                                              -----------             ------------         ------------         ---------
      Total investment income                     858,139                   10,639              702,713             5,198
                                              -----------             ------------         ------------         ---------
Expenses:
    Investment advisory                           365,121                    9,775            2,045,138            13,924
    Administrative services                       101,793                    4,695              458,868             5,436
    Audit                                          12,216                   10,216               16,016            10,219
    Custodian/Sub-custodian                        29,520                   36,487               63,454            22,801
    Directors                                       1,997                    1,830                2,422             1,830
    Insurance                                       2,155                      445                5,751               396
    Interest                                          519                       18                2,884                 0
    Legal                                           5,548                        0               26,595               130
    Offering/Organizational costs                       0                   28,332                    0            28,332
    Printing                                       12,017                        0               34,000                 0
    Registration                                   18,376                   16,000               20,253            15,619
    Transfer agent                                 11,381                    7,574               30,891             5,758
    Miscellaneous                                   1,690                      677                4,415             1,153
                                              -----------             ------------         ------------         ---------
                                                  562,333                  116,049            2,710,687           105,598
    Less: fees waived, expenses
      reimbursed and transfer agent
      offsets                                    (197,212)                (105,296)            (461,037)          (89,775)
                                              -----------             ------------         ------------         ---------
      Total expenses                              365,121                   10,753            2,249,650            15,823
                                              -----------             ------------         ------------         ---------
       Net investment income (loss)               493,018                     (114)          (1,546,937)          (10,625)
                                              -----------             ------------         ------------         ---------
Net Realized and Unrealized Gain (Loss)
  from Investments and Foreign Currency
  Related Items:
    Net realized gain (loss) from security
      and other related transactions            7,670,519                 (179,993)          25,105,695          (112,024)
    Net realized gain (loss) from foreign
      currency related items                          (85)                       0               (1,672)               16
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items              835,987                  113,672           49,843,000           516,319
                                              -----------             ------------         ------------         ---------
    Net realized and unrealized gain (loss)
      from investments and foreign currency
      related items                             8,506,421                  (66,321)          74,947,023           404,311
                                              -----------             ------------         ------------         ---------
    Net increase (decrease) in net assets
      resulting from operations               $ 8,999,439             $    (66,435)        $ 73,400,086         $ 393,686
                                              ===========             ============         ============         =========

                 See Accompanying Notes to Financial Statements.

                       This page intentionally left blank

Warburg Pincus Institutional Fund, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              Small Company
                                                     Value Portfolio                         Value Portfolio
                                            ------------------------------------   -------------------------------------
                                                  For the           For the             For the             For the
                                                Year Ended        Year Ended          Year Ended          Year Ended
                                            October 31, 1999    October 31, 1998   October 31, 1999     October 31, 1998
                                            ----------------    ----------------   ----------------     ----------------
From Operations:
  Net investment income (loss)                 $    493,018      $    646,777         $      (114)        $      5,666
  Net realized gain (loss) from security
    and other related transactions                7,670,519        (2,230,950)           (179,993)            (394,793)
  Net realized gain (loss) from foreign
    currency related items                              (85)             (547)                  0                    0
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency related items                  835,987         3,269,632             113,672             (105,317)
                                               ------------      ------------         -----------         ------------
  Net increase (decrease) in net assets
    resulting from operations                     8,999,439         1,684,912             (66,435)            (494,444)
                                               ------------      ------------         -----------         ------------
From Dividends and Distributions:
  Dividends from net investment income             (687,635)         (122,223)            (15,984)                   0
  Distributions from realized gains                       0           (79,452)                  0                    0
                                               ------------      ------------         -----------         ------------
    Net decrease in net assets from
      dividends and distributions                  (687,635)         (201,675)            (15,984)                   0
                                               ------------      ------------         -----------         ------------
From Capital Share Transactions:
  Proceeds from sale of shares                    9,544,903        58,860,184             435,220           12,534,862
  Reinvested dividends and distributions            687,038           201,675              15,976                    0
  Net asset value of shares redeemed            (41,121,863)      (17,199,887)         (1,515,450)         (10,257,549)
                                               ------------      ------------         -----------         ------------
    Net increase (decrease) in net assets
      from capital share transactions           (30,889,922)       41,861,972          (1,064,254)           2,277,313
                                               ------------      ------------         -----------         ------------
    Net increase (decrease) in net assets       (22,578,118)       43,345,209          (1,146,673)           1,782,869
Net Assets:
  Beginning of year                              58,910,087        15,564,878           1,783,869                1,000
                                               ------------      ------------         -----------         ------------
  End of year                                  $ 36,331,969      $ 58,910,087         $   637,196         $  1,783,869
                                               ============      ============         ===========         ============
Undistributed Net Investment Income:           $    450,480      $    605,017         $    28,233         $     15,999
                                               ============      ============         ===========         ============


                 See Accompanying Notes to Financial Statements.

                                                       Small Company                            Post-Venture
                                                      Growth Portfolio                       Capital Portfolio
                                            ------------------------------------    -----------------------------------
                                                 For the            For the              For the            For the
                                               Year Ended          Year Ended          Year Ended         Year Ended
                                            October 31, 1999    October 31, 1998    October 31, 1999   October 31, 1998
                                            ----------------    ----------------    ----------------   ----------------
From Operations:
  Net investment income (loss)               $  (1,546,937)      $  (1,206,170)      $     (10,625)      $   (12,385)
  Net realized gain (loss) from security
    and other related transactions              25,105,695          (5,366,049)           (112,024)         (106,357)
  Net realized gain (loss) from foreign
    currency related items                         (1,672)                   0                  16                 0
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency related items              49,843,000         (38,365,672)            516,319          (160,610)
                                             -------------       -------------       -------------       -----------
  Net increase (decrease) in net assets
    resulting from operations                   73,400,086         (44,937,891)            393,686          (279,352)
                                             -------------       -------------       -------------       -----------
From Dividends and Distributions:
  Dividends from net investment income                   0                   0              (1,664)                0
  Distributions from realized gains                      0                   0                   0                 0
                                             -------------       -------------       -------------       -----------
    Net decrease in net assets from
      dividends and distributions                        0                   0              (1,664)                0
                                             -------------       -------------       -------------       -----------
From Capital Share Transactions:
  Proceeds from sale of shares                  32,672,892          44,664,142                   0         1,915,476
  Reinvested dividends and distributions                 0                   0                 471                 0
  Net asset value of shares redeemed           (63,557,835)        (23,423,489)           (321,988)         (456,972)
                                             -------------       -------------       -------------       -----------
    Net increase (decrease) in net assets
      from capital share transactions          (30,884,943)         21,240,653            (321,517)        1,458,504
                                             -------------       -------------       -------------       -----------
    Net increase (decrease) in net assets       42,515,143         (23,697,238)             70,505         1,179,152
Net Assets:
  Beginning of year                            194,163,769         217,861,007           1,180,152             1,000
                                             -------------       -------------       -------------       -----------
  End of year                                $ 236,678,912       $ 194,163,769       $   1,250,657       $ 1,180,152
                                             =============       =============       =============       ===========
Undistributed Net Investment Income:         $           0       $           0       $      17,721       $     1,662
                                             =============       =============       =============       ===========


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Value Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                 1999         1998          1997**
                                                                ------      -------        -------
PERIOD ENDED:
Per-share data
  Net asset value, beginning of period                          $11.53      $ 10.64        $ 10.00
                                                                ------      -------        -------
Investment activities:
  Net investment income                                           0.16         0.16           0.03
  Net gains on investments and foreign currency related items
    (both realized and unrealized)                                1.76         0.86           0.61
                                                                ------      -------        -------
      Total from investment activities                            1.92         1.02           0.64
                                                                ------      -------        -------
Less Dividends and Distributions:
  Dividends from net investment income                           (0.13)       (0.08)          0.00
  Distributions from realized capital gains                       0.00        (0.05)          0.00
                                                                ------      -------        -------
      Total dividends and distributions                          (0.13)       (0.13)          0.00
                                                                ------      -------        -------
Net asset value, end of period                                  $13.32      $ 11.53        $ 10.64
                                                                ======      =======        =======
      Total return                                               16.82%        9.76%          6.40%+

Ratios and Supplemental Data:
Net assets, end of period (000s omitted)                       $36,332      $58,910        $15,565
Ratio of expenses to average net assets                            .76%@        .75%@          .75%*@
    Ratio of net income to average net assets                     1.01%        1.27%          1.60%*
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursments                                 .39%         .44%          1.67%*
Portfolio turnover rate                                          79.06%       70.74%         34.81%+


---------

*    Annualized.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .01%, .00%, and .00% for the years ended October 31, 1999 and 1998 and the period ended October 31, 1997, respectively. The Portfolio's operating expense ratios after reflecting these arrangements were .75%, .75% and .75% for the years ending October 31, 1999, 1998 and the period ended October 31, 1997, respectively.

+    Non annualized.

** For the period June 30, 1997 (commencement of operations) through October 31, 1997.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Small Company Value Portfolio Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                1999          1998**
                                                               -------       -------
PERIOD ENDED:
Per-share data
  Net asset value, beginning of period                         $  7.98       $ 10.00
                                                               -------       -------
Investment activities:
  Net investment income                                           0.01          0.03
  Net losses on investments
    (both realized and unrealized)                               (0.31)        (2.05)
                                                               -------       -------
      Total from investment activities                           (0.30)        (2.02)
                                                               -------       -------
Less Dividends:
  Dividends from net investment income                           (0.08)         0.00
                                                               -------       -------
Net asset value, end of period                                 $  7.60       $  7.98
                                                               =======       =======
      Total return                                               (3.85)%      (20.20)%

Ratios and Supplemental Data:
Net assets, end of period (000s omitted)                        $  637       $ 1,784
Ratio of expenses to average net assets                            .99%@         .99%@
    Ratio of net income (loss) to average net assets              (.01)%         .09%
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursments                                9.69%         1.65%
Portfolio turnover rate                                         194.20%       248.40%



-----------

** For the period October 31, 1997 (commencement of operations) through October 31, 1998.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Small Company Growth Portfolio Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                               1999         1998         1997         1996**
                                                             --------     --------     --------      -------
PERIOD ENDED:
Per-share data
  Net asset value, beginning of period                       $  12.89     $  15.89     $  12.92      $ 10.00
                                                             --------     --------     --------      -------
Investment activities:
  Net investment loss                                           (0.12)       (0.08)       (0.05)       (0.01)
  Net gains or (losses) on investments and foreign currency
    related items (both realized and unrealized)                 5.12        (2.92)        3.02         2.93
                                                             --------     --------     --------      -------
      Total from investment activities                           5.00        (3.00)        2.97         2.92
                                                             --------     --------     --------      -------
Net asset value, end of period                               $  17.89     $  12.89     $  15.89      $ 12.92
                                                             ========     ========     ========      =======
      Total return                                              38.79%      (18.88)%      22.99%       29.20%+

Ratios and Supplemental Data:
Net assets, end of period (000s omitted)                     $236,679     $194,164     $217,861      $96,827
Ratio of expenses to average net assets                          1.00%@        .99%@        .99%@        .99%*@
    Ratio of net loss to average net assets                      (.68)%       (.54)%       (.53)%       (.18)%*
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursments                                .19%         .18%         .20%         .69%*
Portfolio turnover rate                                        107.56%       75.20%       91.59%       57.38%+


-------------

*    Annualized

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .01%, .00%, .00%, and .00% for the years ended October 31, 1999, 1998 and 1997 and the period ended October 31, 1996, respectively. The Portfolio's operating expense ratios after reflecting these arrangements were .99%, .99%, .99% and .99% for the years ending October 31, 1999, 1998, 1997 and the period ended October 31, 1996, respectively.

+    Non annualized

** For the period December 29, 1995 (commencement of operations) through October 31, 1996.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Post-Venture Capital Portfolio Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                    1999        1998**
                                                                   ------       ------
PERIOD ENDED:
Per-share data
  Net asset value, beginning of period                             $ 8.23       $10.00
                                                                   ------       ------
Investment activities:
  Net investment loss                                               (0.08)       (0.09)
  Net gains or (losses) on investments and foreign currency
     related items (both realized and unrealized)                    3.14        (1.68)
                                                                   ------       ------
      Total from investment activities                               3.06        (1.77)
                                                                   ------       ------

Less Dividends:
  Dividends from net investment income                              (0.01)        0.00
                                                                   ------       ------
Net asset value, end of period                                     $11.28       $ 8.23
                                                                   ======       ======
      Total return                                                  37.25%      (17.70)%

Ratios and Supplemental Data:
Net assets, end of period (000s omitted)                           $1,251       $1,180
Ratio of expenses to average net assets                              1.25%@       1.25%@
    Ratio of net loss to average net assets                          (.84)%       (.76)%
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursments                                   7.09%        4.19%
Portfolio turnover rate                                             93.67%       98.89%

-------------

** For the year October 31, 1997 (commencement of operations) through October 31, 1998.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies

     Warburg Pincus Institutional Fund, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended, ("the 1940 Act") and currently offers seven managed investment Funds ("Portfolios") of which four are contained in this report. The Value Portfolio ("Value"), the Small Company Value Portfolio ("Small Company Value") and the Post-Venture Capital Portfolio ("Post-Venture Capital") are classified as diversified, and the Small Company Growth Portfolio ("Small Company Growth") is non-diversified (each a "Portfolio" and collectively, the "Portfolios").

     Investment objectives for each Portfolio are as follows: Value seeks total return; Small Company Value seeks long-term capital appreciation; Small Company Growth seeks capital growth; and Post-Venture Capital seeks long-term growth of capital.

     The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

     Post-Venture Capital initially values its investments in private-equity portfolios at cost. After that the Portfolio values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Portfolio's sub-investment adviser, generally receives on a quarterly basis. The Portfolio's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in equity securities

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

     Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

     No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Portfolio, along with other Warburg Pincus Funds can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 1999, none of the Portfolios had investments in repurchase agreements.

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the year ended October 31, 1999, the Portfolios received credits or reimbursements under this arrangement as follows:

     Portfolio                                        Amount
     ---------                                       -------
     Value                                           $ 5,122
     Small Company Value                                  52
     Small Company Growth                             26,789
     Post-Venture Capital                                 77

2. Investment Adviser, Co-Administrators and Distributor

     On July 6, 1999, Credit Suisse Asset Management, LLC ("CSAM LLC") became each Portfolios' investment adviser as a result of the acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus") by Credit Suisse Group ("Credit Suisse"). Warburg Pincus was combined with CSAM LLC, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse. For its investment advisory services, CSAM LLC receives the following fees based on each Portfolio's average daily net assets:

     Portfolio                                     Annual Rate
     ------------                     ---------------------------------
     Value                             .75% of average daily net assets
     Small Company Value               .90% of average daily net assets
     Small Company Growth              .90% of average daily net assets
     Post-Venture Capital             1.10% of average daily net assets

     For the year ended October 31, 1999, investment advisory fees, voluntary waivers and reimbursements were as follows:

                              Gross                      Net           Expense
     Portfolio            Advisory Fee    Waiver     Advisory Fee   Reimbursements
     --------             ------------  ---------    ------------   --------------
     Value                  $ 365,121   $(158,857)    $ 206,264      $      0
     Small Company Value        9,775      (9,775)            0       (94,383)
     Small Company Growth   2,045,138    (434,248)    1,610,890             0
     Post-Venture Capital      13,924     (13,924)            0       (74,508)

     Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for the Post-Venture Capital Portfolio's assets invested in U.S. or foreign private limited partnerships or other investment funds (Private Fund Investments). From its investment advisory fee, CSAM LLC pays Abbott a

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

quarterly fee at the annual rate of 1.00% of the value of the Portfolio's Private Fund Investments as of the end of each calendar quarter. No compensation is paid by the Post-Venture Capital Portfolio to Abbott for its sub-investment advisory services.

     Counsellors Fund Service, Inc, ("CFSI"), a wholly-owned subsidiary of CSAM served as co-administrator of each Portfolio until November 1, 1999. On November 1, 1999, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to each Portfolio. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp. ("PNC"), serves as each Portfolio's co-administrator. For administrative services, CSAMSI receives a fee calculated at an annual rate of .10% of each Portfolios' average daily net assets. For the year ended October 31, 1999, administrative services fees were as follows:

     Portfolio                          Co-Administration Fee
     --------                           ---------------------
     Value                                   $ 48,683
     Small Company Value                        1,086
     Small Company Growth                     227,237
     Post-Venture Capital                       1,266

     For administrative services, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure

     Average Daily Net Assets                    Annual Rate
     ----------------------          ---------------------------------
     First $500 million               .10% of average daily net assets
     Next $1 billion                  .075% of average daily net assets
     Over $1.5 billion                .05% of average daily net assets

   For the year ended October 31, 1999, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                   Gross                          Net
                            Co-Administration               Co-Administration
     Portfolio                      Fee           Waiver          Fee
     --------               -----------------    --------   -----------------
     Value                      $ 53,110         $(33,233)     $ 19,877
     Small Company Value           3,609           (1,086)        2,523
     Small Company Growth        231,631                0       231,631
     Post-Venture Capital          4,170           (1,266)        2,904

     CSAMSIalso serves as distributor of each Portfolio's shares without compensation. Provident Distributors, Inc. will become the Fund's distributor effective January 3, 2000.

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

3. Line of Credit

     The Portfolios, together with other Funds advised by CSAM LLC, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Portfolio share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate committment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceeding quarter allocated among the participating Funds in such manner as is determined by the governing boards of the various Funds. In addition, the participating Funds will pay interest on borrowings at the Federal funds rate plus .50%. At October 31, 1999, there were no loans outstanding for any of the Portfolios. During the year ended October 31, 1999, the Portfolios had borrowings under the Credit Facility:

                           Average Daily      Average       Maximum Daily
     Portfolio             Loan Balance    Interest Rate%  Loan Outstanding
     --------              -------------   -------------   ----------------
     Small Company Value      $ 3,828          5.43%          $121,000
     Small Company Growth      12,641          6.12%         2,767,000
     Post-Venture Capital         567          5.55%            71,000

4. Investments in Securities

     For the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

     Portfolio                                  Purchases          Sales
     --------                                 ------------     ------------
     Value                                    $ 35,693,731     $ 65,741,004
     Small Company Value                         2,010,966        2,973,015
     Small Company Growth                      233,905,744      262,451,441
     Post-Venture Capital                        1,103,614        1,466,997

     At October 31, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                              Net Unrealized
                                  Unrealized    Unrealized    Appreciation
     Portfolio                   Appreciation  Depreciation  (Depreciation)
     --------                   -------------  ------------  ---------------
     Value                      $ 4,943,124    $ (1,144,077)  $ 3,799,047
     Small Company Value             61,156         (72,206)      (11,050)
     Small Company Growth        72,963,759     (16,035,871)   56,924,888
     Post-Venture Capital           385,258         (29,554)      355,704

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

5. Restricted Securities

     Certain Small Company Growth investments are restricted as to resale and are valued as determined by or under the direction of the Board in good faith, at fair value. The table below shows the acquisition dates, aggregate cost, fair value as of October 31, 1999 and percent of net assets which the securities represent.

                                                                                                    Percentage
                           Security               Security   Acquisition                 Market      of Net
Portfolio                 Description               Type     Date(s)         Cost         Value      Assets
---------             --------------------------- --------  ------------  ----------   -----------  ----------
Small Company Growth
                      Prescient Systems, Inc.      Common      02/23/98   $2,000,000   $ 1,999,999     0.85%
                      Network Event Theater, Inc.  Common      06/24/97      605,462     3,536,664     1.49%
                      Women.com Networks, Inc.     Common      05/06/99      313,500       442,035     0.19%
                                                               06/04/98    1,500,000     6,428,571     2.72%
                      Southern Mineral Corp.       Common      12/20/96      264,938         8,243     0.00%
                      Mansur Industries
                        8.25%, 02/23/03            Bond        08/23/99       89,447        41,600     0.02%
                                                               02/23/99       85,903        39,951     0.02%
                                                               08/23/98       82,500        38,368     0.02%
                                                               02/23/98    2,000,000       930,142     0.39%
                                                                          ----------    ----------
                                                                          $6,941,750   $13,465,573
                                                                          ==========   ===========

6. Capital Share Transactions

     The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of nine series have been classified, four of which constitute the interests in the Portfolios.

     Transactions in shares of each Portfolio were as follows:

                                                       Value                            Small Company Value
                                       ------------------------------------     ------------------------------------
                                            For the            For the              For the             For the
                                          Year Ended          Year Ended           Year Ended          Year Ended
                                       October 31, 1999    October 31, 1998     October 31, 1999    October 31, 1998
                                       ----------------    ----------------     ----------------    ----------------
Shares sold                                  739,899           5,143,230              51,791           1,249,442
Shares issued to shareholders
   on reinvestment of dividends
   and distributions                          57,158              18,726               1,948                   0
Shares redeemed                           (3,179,428)         (1,515,002)           (193,379)         (1,026,096)
                                          ----------          ----------          ----------          ----------
Net increase (decrease) in shares
   outstanding                            (2,382,371)          3,646,954            (139,640)            223,346
                                          ==========          ==========          ==========          ==========

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

6. Capital Share Transactions -- (cont'd)

                                              Small Company Growth                   Post-Venture Capital
                                      ------------------------------------     ------------------------------------
                                           For the             For the              For the            For the
                                         Year Ended          Year Ended           Year Ended          Year Ended
                                      October 31, 1999    October 31, 1998     October 31, 1999    October 31, 1998
                                      ----------------    ----------------     ----------------    ----------------
Shares sold                                2,255,112           2,901,804                   0             189,315
Shares issued to shareholders on
   reinvestment of dividends                       0                   0                  55                   0
Shares redeemed                           (4,095,159)         (1,547,500)            (32,651)            (45,971)
                                          ----------          ----------          ----------          ----------

Net increase (decrease) in shares
   outstanding                            (1,840,047)          1,354,304             (32,596)            143,344
                                          ==========          ==========          ==========          ===========

7. Liabilities

     At October 31, 1999, each Portfolio had the following affiliated and investment related liabilities:

                                                              Small Company     Small Company      Post-Venture
                                              Value               Value            Growth             Capital
                                            ----------        -------------     -------------      ------------
Payable for securities purchased            $  696,192         $   15,646         $2,300,055         $   12,208
Administration services fee payable              3,042                 55             19,262                100
Investment advisory fee payable                  7,920                  0            136,742                  0
Payable for fund shares redeemed                     0                  0            593,952                  0
                                            ----------         ----------         ----------         ----------
                                            $  707,154         $   15,701         $3,050,011         $   12,308
                                            ==========         ==========         ==========         ==========

8. Net Assets

     At October 31, 1999, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences. Value, Small Company Growth and Post-Venture Capital reclassified ($85), ($1,672) and $16 from accumulated net realized gain/(loss) from foreign currency related items to undistributed net investment income. Small Company Value and Post-Venture Capital reclassified ($28,332) and ($28,332), respectively, from accumulated net investment income to capital contributions. Value reclassified ($7,506) from undistributed net investment income to capital contributions and ($32,659) from accumulated net investment income to accumulated net realized gain from security transactions. Small Company Growth Portfolio reclassified ($1,548,609) from accumulated net investment loss to accumulated net realized gain from security transactions.

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

8. Net Assets -- (cont'd)

     Net assets at October 31, 1999, consisted of the following:

                                                            Small Company  Small Company   Post-Venture
                                                 Value          Value         Growth         Capital
                                             ------------   -------------  -------------   ------------
Capital contributed, net                     $ 26,629,119   $  1,175,394    $163,798,916   $  1,095,608
Undistributed net investment income               450,480         28,233               0         17,721
Accumulated net realized gain (loss) from
   security transactions                        5,396,720       (574,786)     15,882,009       (218,381)
Net unrealized appreciation (depreciation)
   from investments and foreign currency
   related items                                3,855,650          8,355      56,997,987        355,709
                                             ------------   ------------    ------------   ------------
Net assets                                   $ 36,331,969   $    637,196    $236,678,912   $  1,250,657
                                             ============   ============    ============   ============

9. Capital Loss Carryover

     At October 31, 1999, capital loss carryovers available to offset possible future gains of each Portfolio were as follows:

                         Capital Loss Carryover Expiring in
                         ----------------------------------    Total Capital
                                2006           2007            Loss Carryover
                              --------       --------          --------------
Small Company Value           $367,783       $187,598            $555,381
Post-Venture Capital            98,472        119,909             218,381

     During the fiscal year ended October 31, 1999, Value and Small Company Growth utilized $2,111,801 and $7,533,362, respectively, of capital losses.

Warburg Pincus Institutional Fund, Inc.
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of WARBURG, PINCUS INSTITUTIONAL FUND, INC.:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Warburg, Pincus Institutional Fund, Inc. - Value Portfolio, Small Company Value Portfolio, Small Company Growth Portfolio and Post-Venture Capital Portfolio (all portfolios collectively referred to as the "Fund") at October 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 10, 1999

                                 ANNUAL REPORT

                                October 31, 1999

                       WARBURG, PINCUS INSTITUTIONAL FUND

                                VALUE PORTFOLIO
                         SMALL COMPANY VALUE PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                         POST-VENTURE CAPITAL PORTFOLIO

                          Shareholder Meeting Results

A special meeting of shareholders of the Fund was held on May 21, 1999. At the special meeting, the following persons were elected as directors of the Fund, constituting the entire Board of Directors: Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, James S. Pasman, Jr., William W. Priest, Steven N. Rappaport, Arnold M. Reichman and Alexander B. Trowbridge.

In addition, shareholders of the Fund voted on the following matters:

Proposal 1:     Ratification of the selection of
                PricewaterhouseCoopers LLP as the independent
                accountants for the Fund for the fiscal year
                ending October 31, 1999.

Shareholders of each Portfolio also voted on the following matter:

Proposal 2:     Approval of a new investment advisory agreement
                between the Fund and Credit Suisse Asset
                Management, LLC.

Shareholders of the Post-Venture Capital Portfolio also voted on the following matter:

Proposal 3:     Approval of a new sub-investment advisory
                agreement between the Fund, Credit Suisse Asset
                Management, LLC and Abbott Capital Management,
                LLC.

The voting results for the Fund and each Portfolio were as follows:

Election of Directors:

 |                                               FOR         |      WITHHELD       |
 |Richard H. Francis                       54,604,239.4770   |     26,524.0000     |
 |Jack W. Fritz                            54,604,239.4770   |     26,524.0000     |
 |Jeffrey E. Garten                        54,603,375.3200   |     27,388.1570     |
 |James S. Pasman, Jr.                     54,597,580.6490   |     33,182.8280     |
 |William W. Priest                        54,597,580.6490   |     33,182.8280     |
 |Steven N. Rappaport                      54,597,580.6490   |     33,182.8280     |
 |Arnold M. Reichman                       54,604,239.4770   |     26,524.0000     |
 |Alexander B. Trowbridge                  54,604,239.4770   |     26,524.0000     |

Proposal 1:

 |                                                          TOTAL NUMBER    |
 |                                                            OF VOTES      |
 |Approve                                                  54,571,357.8628  |
 |Disapprove                                                   17,644.5940  |
 |Abstain                                                      41,761.0000  |

Proposal 2:

                        |                | SMALL COMPANY | SMALL COMPANY   | POST-VENTURE |
                        |     VALUE      |     VALUE     |     GROWTH      |   CAPITAL    |
                          --------------   -------------   ---------------   ------------
                        |  TOTAL NUMBER  |  TOTAL NUMBER |  TOTAL NUMBER   | TOTAL NUMBER |
                        |    OF VOTES    |    OF VOTES   |    OF VOTES     |   OF VOTES   |
  Approve               | 4,268,776.8370 |  55,848.0200  | 10,271,006.1100 | 126,447.0320 |
  Disapprove            |    36,357.0000 |            0  |               0 |            0 |
  Abstain               |    38,116.0000 |            0  |               0 |            0 |

Proposal 3:

 |                                                      POST-VENTURE CAPITAL |
                                                        --------------------
 |                                                          TOTAL NUMBER     |
 |                                                            OF VOTES       |
 |Approve                                                   126,447.0320     |
 |Disapprove                                                      0          |
 |Abstain                                                         0          |

Warburg Pincus Institutional Fund, Inc.
Shareholder Tax Information (Unaudited)
--------------------------------------------------------------------------------

     Each Portfolio is required by Subchapter M of the Code to advise its shareholders within 60 days of each Portfolio's fiscal year end as to the U.S. federal tax status of dividends and distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1999, the following dividends and distributions per share were paid by each of the Portfolios:

                       Ordinary      Long-term    %of Ordinary Income Dividend
                        Income     Capital Gains    Qualifying for
Portfolio              Per Share     Per Share    Dividends Received Deduction*
--------------------   ---------   -------------  ----------------------------
Payment date            12/04/98      12/04/98              1998

Value                    $0.1344       $0.0000             97.65
Small Company Value       0.0787        0.0000               100
Post-Venture Capital      0.0119        0.0000               100

     Small Company Growth did not pay any ordinary income dividends or capital gain distributions during the current fiscal year. Further, the above information was provided to calendar year taxpayers on Form 1099-DIV mailed in January of 1999. Because the fiscal year of the Portfolios is not a calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000.

-------------------

* Available to Corporate Shareholders only.

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


                          [WARBURG PINCUS FUNDS LOGO]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                        800-222-8977 o www.warburg.com


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPINU-2-1099